Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 22, 2006

by and among

HRPT PROPERTIES TRUST,

as Borrower

WACHOVIA CAPITAL MARKETS, LLC,

as Lead Arranger

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Each of

SUNTRUST BANK

and

ROYAL BANK OF CANADA,

as Syndication Agents,

Each of

THE BANK OF NEW YORK

and

SUMITOMO MITSUI BANKING CORPORATION,

as Documentation Agents,

Each of

U.S. BANK NATIONAL ASSOCIATION,

PNC BANK, NATIONAL ASSOCIATION,

TD BANKNORTH, N.A.,

AMSOUTH BANK,

MIZUHO CORPORATE BANK, LTD.,

and

SOCIETE GENERALE,

                                                  as Managing Agents

Each of

BANK HAPOALIM B.M..,

BANK OF CHINA,

SOVEREIGN BANK,

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,

BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

and

COMERICA BANK,

                                                  as Co-Agents

and

THE FINANCIAL INSTITUTIONS PARTY HERETO
AND THEIR ASSIGNEES UNDER SECTION 12.5 as Lenders

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 22, 2006 by and among HRPT PROPERTIES TRUST (the “Borrower”), each of the financial institutions a party hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of January 25, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)         The Credit Agreement is amended by restating in full the definitions of “Applicable Margin”, “Capitalization Rate”, “Facility Fee” and “Termination Date” contained in Section 1.1. thereof as follows:

“Applicable Margin” means the percentage per annum determined, at any time, based on the range into which the Borrower’s Credit Rating then falls, in accordance with the table set forth below. Any change in the Borrower’s Credit Rating which would cause it to move to a different Level in such table shall effect a change in the Applicable Margin on the Business Day on which such change occurs. During any period that the Borrower has received Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the higher of such two Credit Ratings. During any period for which the Borrower has not received a Credit Rating from either Rating Agency, then the Applicable Margin shall be determined as Level 5.

Level	Borrower’s Credit Rating (S&P/Moody’s (other))	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	> BBB+/Baa1 (or equivalent)	0.375%	0.0%
2	BBB+/Baa1 (or equivalent)	0.425%	0.0%
3	BBB/Baa2 (or equivalent)	0.55%	0.0%
4	BBB-/Baa3 (or equivalent)	0.75%	0.0%
5	<BBB-/Baa3 (or equivalent)	1.00%	0.25%

“Capitalization Rate” means 8.25%.

“Facility Fee” means the per annum percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Level	Facility Fee
1	0.125%
2	0.15%
3	0.15%
4	0.20%
5	0.25%

“Termination Date” means August 22, 2010, or such later date to which the Termination Date may be extended pursuant to Section 2.13.(a), or such earlier date on which the Commitments are terminated pursuant to Section 2.12., 10.2. or otherwise.

(b)	The Credit Agreement is amended by restating Section 3.6.(c) thereof in its entirety as follows:

(c)           Extension Fee. If the Borrower exercises its right to extend the Termination Date in accordance with Section 2.13., the Borrower agrees to pay to the Agent for the account of each Lender a fee equal to fifteen one-hundredths of one percent (0.15%) of the amount of such Lender’s Commitment (whether or not utilized) at the time of such extension. Such fee shall be due and payable in full at the time of such extension.

(c)	The Credit Agreement is amended by restating Section 9.1.(b) thereof in its entirety as follows:

(b)	[Reserved]

(d)	The Credit Agreement is amended by restating Section 9.1.(h) thereof in its entirety as follows:

(h)           Floating Rate Debt.  The aggregate principal amount of all outstanding Floating Rate Debt to exceed at any time an amount equal to the greater of (i) 25.0% of Total Asset Value and (ii) the sum of (x) the aggregate amount of the Commitments plus (y) four hundred million dollars ($400,000,000).

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)	A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b)         An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor (the “Guarantor Acknowledgement”);

(c)         An opinion of counsel to the Loan Parties addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(d)          Evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Agent, in connection with this Amendment have been paid; and

(e)          Such other documents, instruments and agreements as the Agent may reasonably request.

                Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a)         Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)         Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)         No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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               IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

HRPT PROPERTIES TRUST

By: /s/ John C. Popeo
Name: John C. Popeo
Title: Treasurer

THE AGENT AND THE LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Agent

By: /s/ Dean R. Whitehill
Name: Dean R. Whitehill
Title: Vice President

SUNTRUST BANK

By /s/ W. John Wendler
Name: W. John Wendler
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

ROYAL BANK OF CANADA

By: /s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

THE BANK OF NEW YORK

By: /s/ David V. Fowler
Name: David V. Fowler
Title: Managing Director

EUROHYPO AG, NEW YORK BRANCH

By: /s/ Michael A. Seton
Name: Michael A. Seton
Title: Managing Director

By: /s/ Nicholas Manolas
Name: Nicholas Manolas
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrew D. Coler
Name: Andrew D. Coler
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: Joint General Manager

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Joann St. Peter
Name: Joann St. Peter
Title: Vice President

TD BANKNORTH, N.A.

By: /s/ Peter M. Brockelman
Name: Peter M. Brockelman
Title: Senior Vice President

BANK OF MONTREAL

By: /s/ Aaron Lanski
Name: Aaron Lanski
Title: Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

COMERICA BANK

By: /s/ Jessica L. Kempf
Name: Jessica L. Kempf
Title: Vice President

MALAYAN BANKING BERHAD,
NEW YORK BRANCH

By: /s/ Fauzi Zulkifli
Name: Fauzi Zulkifli
Title: General Manager

MIZUHO CORPORATE BANK, LTD.

By: /s/ Makoto Murata
Name: Makoto Murata
Title: Deputy General Manager

AMSOUTH BANK

By: /s/ Alan Browne
Name: Alan Browne
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

SOCIETE GENERALE

By: /s/ Michael P. Sassos
Name: Michael P. Sassos
Title: Director

SOVEREIGN BANK

By: /s/ Erin T. Aslakson
Name: Erin T. Aslakson
Title: Assistant Vice President

BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Yoichi Orikasa
Name: Yoichi Orikasa
Title: Vice President & Manager

CHANG HWA COMMERCIAL BANK, LTD.

By: /s/ Kang Yang
Name: Kang Yang
Title: AVP &AGM

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

CHEVY CHASE BANK, F.S.B.

By: /s/ [Signature illegible]
Name:
Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

BANK HAPOALIM B.M.

By: /s/ Helen H. Gateson
Name: Helen H. Gateson
Title: Vice President

By: /s/ Lenroy Hackett
Name: Lenroy Hackett
Title: First Vice President

NATIONAL BANK OF EGYPT, NEW YORK BRANCH

By: /s/ William Cleary
Name: William Cleary
Title: Senior Vice President

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

BANK OF CHINA, NEW YORK BRANCH

By: /s/ Xiaojing Li
Name: Xiaojing Li
Title: General Manager

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Lisa Barry
Name: Lisa Barry
Title: Vice President

FIRST HAWAIIAN BANK

By: /s/ Charles L. Jenkins
Name: Charles L. Jenkins
Title: Senior Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By: /s/ Ciaran Doyle
Name: Ciaran Doyle
Title: Authorized Signatory

By: /s/ Carla Ryan
Name: Carla Ryan
Title: Authorized Signatory

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[Signature Page to First Amendment to Amended and Restated

Credit Agreement with HRPT Properties Trust]

MERRILL LYNCH BANK USA

By: /s/ Louis Adler
Name: Louis Adler
Title: Director

REGIONS BANK

By: /s/ Elaine B. Passman
Name: Elaine B. Passman
Title: Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of August 22, 2006 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, HRPT Properties Trust (the “Borrower”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of January 25, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of January 25, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Agent and the Lenders are to enter into a First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Acknowledgement as of the date and year first written above.

THE GUARANTORS:

1735 MARKET STREET PROPERTIES TRUST
BLUE DOG PROPERTIES TRUST
CANDLER ASSOCIATES, L.L.C.
CANDLER PROPERTY TRUST
CAUSEWAY HOLDINGS, INC.
FIRST ASSOCIATES LLC
FOURTH AND ROMA PROPERTY TRUST
HAWAII 2X5 O PROPERTIES TRUST
HEALTH AND RETIREMENT PROPERTIES
INTERNATIONAL, INC.
HH HUB PROPERTIES LLC
HIGGINS PROPERTIES LLC
HRP GP, LLC
HRPT MEMPHIS LLC
HUB ACQUISITION TRUST
HUB LA PROPERTIES TRUST
HUB MANAGEMENT, INC.
HUB PROPERTIES GA LLC
HUB PROPERTIES TRUST
HUB REALTY COLLEGE PARK, INC.
HUB REALTY FUNDING, INC.
HUB REALTY GOLDEN, INC.
HUB REALTY KANSAS CITY, INC.
HUB RI PROPERTIES TRUST
HUB WOODMONT INVESTMENT TRUST
INDEMNITY COLLECTION CORPORATION
LTMAC PROPERTIES LLC
MASTERS PROPERTIES LLC
NINE PENN CENTER PROPERTIES TRUST
ORVILLE PROPERTIES LLC
PARK SAN ANTONIO PROPERTIES TRUST
RESEARCH PARK PROPERTIES TRUST
RFRI PROPERTIES LLC
RIDGE LAKE PROPERTIES LLC
ROBIN 1 PROPERTIES LLC
ROSEDALE PROPERTIES TRUST
TANAKA PROPERTIES LLC
TEDCAL PROPERTIES LLC
TSM PROPERTIES LLC
Z&A PROPERTIES LLC

By:
Name: John C. Popeo
Title: Treasurer and Secretary

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[Signature Page to Guarantor Acknowledgement to

First Amendment to Credit Agreement]

HUB BD Mixed Sec. Properties, L.P.
By: HRP GP, LLC, its General Partner
HUB LA LIMITED PARTNERSHIP
By: Hub LA Properties Trust, its General Partner
HUB REALTY COLLEGE PARK I, LLC
By: Hub Management, Inc., its Manager and a Member
By: Hub Realty College Park, Inc., a Member
HUB WOODMONT LIMITED LIABILITY COMPANY
By: Hub Woodmont Investment Trust, its Manager
NINE PENN CENTER ASSOCIATES, L.P.
By: Nine Penn Center Properties Trust, its General Partner

By:
Name: John C. Popeo
Title: Treasurer and Secretary

JOHN C. POPEO AS TRUSTEE OF 4 MAGUIRE ROAD REALTY TRUST
JOHN C. POPEO AS TRUSTEE OF 47 HARVARD STREET REAL ESTATE TRUST
JOHN C. POPEO AS TRUSTEE OF HRPT MEDICAL BUILDINGS REALTY TRUST
JOHN C. POPEO AS TRUSTEE OF HUB MA REALTY TRUST
JOHN C. POPEO AS TRUSTEE OF MOB REALTY TRUST
JOHN C. POPEO AS TRUSTEE OF PUTNAM PLACE REALTY TRUST
JOHN C. POPEO AS TRUSTEE OF UNIVERSITY AVENUE REAL ESTATE TRUST

By:
Name: John C. Popeo, as Trustee and not individually